UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 17, 2006

    Congaree Bancshares, Inc.
(Exact name of registrant
as specified in its charter)

South Carolina	333-131931	20-3863936
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3618 Sunset Boulevard, West Columbia, South Carolina       29169
     (Address of principal executive offices)                        (Zip Code)

Registrant's telphone number, including area code:  (803) 461-0165

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.02   DEPARTURE OF DIRECTORS

        On May 17, 2006, Mr. Steven W. McGuinn, a Director of Congaree Bancshares, Inc. (the “Corporation”) and its subsidiary, Congaree State Bank (the “Bank”), resigned from his position as Director by correspondence to the Corporation dated May 17, 2006. The resignation was effective upon its receipt by the Board. The Corporation does not anticipate filling the vacancy on the board caused by Mr. McGuinn’s resignation at this time or at any time in the future.

        The Board of Directors of the Corporation is currently made up of 11 members.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONGAREE BANCSHARES, INC.

By: /s/ F. Harvin Ray, Jr. Name: F. Harvin Ray, Jr. Title: Chief Executive Officer

Dated:  March 26, 2007

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